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                                                                   EXHIBIT 10.66

                                                                  EXECUTION COPY

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                        INTERCREDITOR & AGENCY AGREEMENT


                           dated as of March 19, 2003


                                  by and among

                                  HSBC BANK USA
                           as Joint Collateral Agent,

                            FLEET CAPITAL CORPORATION
                   as Intercreditor Agent and Security Trustee

                            FLEET CAPITAL CORPORATION
                        as Existing Credit Facility Agent

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                                   as Trustee

                                       and

                            ALL OTHER FACILITY AGENTS
                         FROM TIME TO TIME PARTY HERETO

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                                TABLE OF CONTENTS

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
ARTICLE 1. DEFINITIONS; PRINCIPLES OF CONSTRUCTION................................................................2

   Section 1.1   Definitions......................................................................................2
   Section 1.2   Principles of Construction.......................................................................3

ARTICLE 2. INTERCREDITOR RELATIONS................................................................................4

ARTICLE 3. INTERCREDITOR AGENT AND SECURITY TRUSTEE...............................................................4

   Section 3.1   Appointment of Intercreditor Agent and Security Trustee; Powers and Immunities...................4
   Section 3.2   Recourse of Foreign Subsidiary Equity Secured Parties............................................5
   Section 3.3   Reliance by Intercreditor Agent and Security Trustee.............................................5
   Section 3.4   Events of Default; Documents and Communications..................................................6
   Section 3.5   Actions With Respect to the Collateral...........................................................7
   Section 3.6   Resignation or Removal of Intercreditor Agent and Security Trustee...............................8
   Section 3.7   Authorization; Release of Liens; Amendment.......................................................9
   Section 3.8   Limitations on the Responsibility of Intercreditor Agent and Security Trustee...................10
   Section 3.9   The Intercreditor Agent and Security Trustee and the Foreign Subsidiary Equity Secured Parties..11
   Section 3.10  Intercreditor Agent and Security Trustee as a Foreign Subsidiary Equity Secured Party...........12
   Section 3.11  Expenses and Indemnification by Foreign Subsidiary Equity Secured Parties.......................12

ARTICLE 4. ADMINISTRATION OF THE FOREIGN SUBSIDIARY EQUITY COLLATERAL............................................12

ARTICLE 5. APPLICATION OF PROCEEDS...............................................................................13

ARTICLE 6. JOINDER...............................................................................................14

ARTICLE 7. MISCELLANEOUS.........................................................................................14

   Section 7.1   Successors and Assigns..........................................................................14
   Section 7.2   Delay and Waiver................................................................................14
   Section 7.3   Costs and Expenses..............................................................................14
   Section 7.4   Notices.........................................................................................14
   Section 7.5   Headings........................................................................................16
   Section 7.6   Counterparts....................................................................................16
   Section 7.7   Governing Law...................................................................................16
   Section 7.8   Consent to Jurisdiction.........................................................................16
   Section 7.9   Waiver of Jury Trial............................................................................16
   Section 7.10  Entire Agreement................................................................................16
   Section 7.11  Severability....................................................................................17
   Section 7.12  Consent to License Agreement....................................................................17
   Section 7.13  Qualified Credit Facility.......................................................................17
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                        INTERCREDITOR & AGENCY AGREEMENT

          This INTERCREDITOR & AGENCY AGREEMENT, dated as of March 19, 2003 (as the same may be amended, modified or supplemented from time to time, this "AGREEMENT"), is by and among: (i) HSBC BANK USA, as Joint Collateral Agent (together with its successors and assigns, the "JOINT COLLATERAL AGENT") under the Collateral Agency Agreement (as defined below), (ii) FLEET CAPITAL CORPORATION, as Intercreditor Agent and Security Trustee (as defined in Section 3.1 below) with respect to the Foreign Subsidiary Equity Collateral (as defined below) and the Intercompany Obligations (as defined below), (iii) FLEET CAPITAL CORPORATION, as Administrative Agent (together with its successors and assigns, the "EXISTING CREDIT FACILITY AGENT") under the Existing Credit Facility (as defined below), (iv) WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee (the "TRUSTEE") and (v) each other Credit Facility Agent (as defined in the Indenture which term shall include the Existing Credit Facility Agent) hereafter arising.

                                    RECITALS

          WHEREAS, pursuant to the Indenture, dated of even date herewith (as the same may be amended, modified or supplemented from time to time, the "INDENTURE"), by and between Hexcel Corporation (the "COMPANY") and Wells Fargo Bank Minnesota, National Association, as Trustee for the benefit of the holders of the Notes under the Indenture, contemporaneously herewith the Company will issue $125,000,000 of it 9.875% Senior Secured Notes due 2008;

          WHEREAS, pursuant to the Indenture, the Company may, subject to the requirements thereof, designate additional obligations as Parity Lien Debt (as defined in the Indenture);

          WHEREAS, pursuant to the Collateral Agency Agreement (the "COLLATERAL AGENCY AGREEMENT") of even date herewith among the Joint Collateral Agent, the Company, the Trustee and the representatives of the holders of Parity Lien Debt who become a party thereto (such representatives, the "PARITY LIEN REPRESENTATIVES"), the Joint Collateral Agent has been appointed to act as agent for the Trustee and the Parity Lien Representatives and to enter into this Agreement; and

          WHEREAS, pursuant to the Credit and Guaranty Agreement, dated as of the date hereof (as the same may be amended, modified or supplemented from time to time, the "EXISTING CREDIT FACILITY"), among the Company, the Existing Credit Facility Agent, the other parties listed on the signature pages thereto and the lenders party thereto, the Existing Credit Facility Agent has been appointed to act as agent for the holders of Credit Facility Obligations (as defined in the Indenture) relating to the Existing Credit Facility and as secured party for the benefit of the holders of Credit Facility Obligations;

          WHEREAS, pursuant to the Indenture the Company may become a party to additional Qualified Credit Facilities on the terms and conditions specified in the

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     Indenture;

          WHEREAS, pursuant to the Indenture and subject to the terms thereof:
     (i) to the extent (and only to the extent) attaching to Foreign Subsidiary Collateral and proceeds thereof, all valid, enforceable and perfected Note Liens, all valid, enforceable and perfected Parity Liens and all valid, enforceable and perfected Liens securing Obligations under a Qualified Credit Facility, in each case whenever granted, will rank Equally and Ratably (as defined in the Indenture), and (ii) to the extent (and only to the extent attributable to Foreign Subsidiary Collateral or the proceeds thereof), the proceeds of all such valid, enforceable and perfected Note Liens, Parity Liens and Liens securing Obligations under a Qualified Credit Facility upon (and only upon) Foreign Subsidiary Collateral and proceeds thereof shall be allocated and distributed Equally and Ratably (as defined in the Indenture) on account of the Note Obligations, Parity Lien Obligations and Obligations under a Qualified Credit Facility;

          WHEREAS, to comply with certain requirements of foreign law, the Joint Collateral Agent, the Existing Credit Facility Agent and each other Credit Facility Agent desires to appoint Fleet Capital Corporation as Intercreditor Agent and Security Trustee with respect to the Foreign Subsidiary Equity Collateral (and not any other Foreign Subsidiary Collateral or other property) on the terms and conditions set forth herein;

          WHEREAS, the parties herein desire to provide for the Intercreditor Agent and Security Trustee to hold the Pledged Instruments for the purpose of perfecting the security interests of the Foreign Subsidiary Equity Secured Parties;

          NOW THEREFORE, in consideration of the premises, covenants and agreements as herein set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    AGREEMENT

                                   ARTICLE 1.
                     DEFINITIONS; PRINCIPLES OF CONSTRUCTION

     Section 1.1 DEFINITIONS. Except as otherwise expressly provided herein, capitalized terms used in this Agreement shall have the meanings given in the Indenture, in each case in effect on the date hereof. As used herein, the following terms shall have the following meanings:

          "Agent" means each of the Joint Collateral Agent, the Trustee, each Parity Lien Representative, the Existing Credit Facility Agent and each other Credit Facility Agent.

          "Credit Documents" means the Indenture, each indenture or other agreement governing any Parity Lien Debt, the Existing Credit Facility, the credit agreement (or similar agreement) governing any other Qualified Credit Facility and shall include all guarantees of any of the foregoing.

          "Default" and "Event of Default" means a "Default" or "Event of Default" under,

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     and as defined in, any of the Credit Documents.

          "Foreign Security Documents" means this Agreement, the UK Security Trust Deed, the UK Share Charge and the French Share Pledge and any other document or agreement (other than the Pledge and Security Agreement entered into in connection with the Indenture and the Security Agreement entered into in connection with the Existing Credit Facility) pursuant to which any equity interest in a Foreign Subsidiary is pledged for the benefit of any Foreign Subsidiary Equity Secured Party.

          "Foreign Subsidiary Equity Secured Parties" means each Agent and the holders from time to time of any of the Secured Obligations.

          "Foreign Subsidiary Equity Collateral" means equity interests (only) in Foreign Subsidiaries constituting Foreign Subsidiary Collateral.

          "French Share Pledge" means the Pledge Over a Securities Account (COMPTE D'INSTRUMENTS FINANCIERS) dated as of the date hereof among the Company and Fleet Capital Corporation as intercreditor agent.

          "Joinder Agreement" means an agreement in substantially the form of Exhibit A hereto.

          "Pledged Instruments" means any "instruments" (as defined in Article 9 of the New York UCC) representing any Foreign Subsidiary Collateral constituting any intercompany loan or other claims against Foreign Subsidiaries owned by the Company or any Domestic Subsidiary.

          "Qualified Credit Facility" means the Existing Credit Facility or any other Credit Facility that refunds, refinances, replaces, renews, repays or extends the Existing Credit Facility in accordance with the terms of the Existing Credit Facility.

          "Secured Obligations" means Note Obligations, any Parity Lien Obligations, all Credit Facility Obligations and all obligations hereunder or under any other Foreign Security Document (including, without limitation, any guarantees of any of the foregoing).

          "UK Share Charge" means the Share Charge dated as of the date hereof among the Company as chargor and Fleet Capital Corporation as security trustee.

          "UK Security Trust Deed" means the Security Trust Deed dated as of the date hereof among the Company, Fleet Capital Corporation as security trustee, HSBC Bank USA as Joint Collateral Agent, Fleet Capital Corporation as existing credit facility agent each other Credit Facility Agent (as defined in the Indenture) thereafter arising.

     Section 1.2 PRINCIPLES OF CONSTRUCTION. Except as otherwise expressly provided herein, the principles of construction set forth in Section 1.04 of the Indenture shall apply to this Agreement.

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                                   ARTICLE 2.
                             INTERCREDITOR RELATIONS

          Each party hereto expressly agrees to be bound by the provisions of
Article 13 of the Indenture, as in effect on the date hereof, which are incorporated herein by reference. The Trusteee represents, warrants, acknowledges and agrees on behalf of itself and the noteholders, the Existing Credit Facility Agent represents, warrants, acknowledges and agrees on behalf of itself and the lenders, each Parity Lien Representative represents, warrants, acknowledges and agrees on behalf of itself and the holders of Parity Lien Debt and each other Credit Facility Agent represents, warrants, acknowledges and agrees on behalf of itself and the holders of Obligations under such Qualified Credit Facility (a) that the obligations and responsibilities of each Agent set forth in such Article 13 apply to each of the Foreign Subsidiary Equity Secured Parties that each such Agent represents to the same extent and with the same effect as if each such Foreign Subsidiary Equity Secured Party were the applicable Agent thereunder and (b) that each such Agent is authorized to enter into this Agreement by, and on behalf of, the Foreign Subsidiary Equity Secured Parties that it represents and that this Agreement is binding on each of the Foreign Subsidiary Equity Secured Parties. Further, such Article 13 shall be enforceable by each Agent hereunder. Notwithstanding the foregoing and subject to the provisions of Article 13 of the Indenture, this Agreement shall not prevent any Agent hereunder from enforcing its rights under any other documents or agreement with respect to any Collateral, other than with respect to any Foreign Subsidiary Equity Collateral.

                                   ARTICLE 3.
                    INTERCREDITOR AGENT AND SECURITY TRUSTEE

     Section 3.1 APPOINTMENT OF INTERCREDITOR AGENT AND SECURITY TRUSTEE; POWERS AND IMMUNITIES.

          (a) Each Agent hereby irrevocably appoints and authorizes Fleet Capital Corporation (together with its successors and assigns in such capacity, the "INTERCREDITOR AGENT AND SECURITY TRUSTEE") to act as its agent hereunder and under the Foreign Security Documents in each case for the benefit of the Foreign Subsidiary Equity Secured Parties, with such powers as are expressly delegated to the Intercreditor Agent and Security Trustee by the terms of this Agreement and the Foreign Security Documents. Without limiting the generality of the foregoing, the Intercreditor Agent and Security Trustee shall, subject to the terms hereof and of the Foreign Security Documents: (i) execute, deliver and perform each of the Foreign Security Documents and receive the grant of the security interests under the Foreign Security Documents for the benefit of the Foreign Subsidiary Equity Secured Parties, (ii) hold, manage, receive, endorse and collect on any Foreign Subsidiary Equity Collateral and Pledged Instruments,
(iii) take all lawful and commercially reasonable actions that the Intercreditor Agent and Security Trustee may deem necessary or advisable to protect or preserve the Foreign Subsidiary Equity Collateral, the Pledged Instruments or the security interest of the Intercreditor Agent and Security Trustee therein for the benefit of the Foreign Subsidiary Equity Secured Parties, (iv) deliver and receive notices pursuant to the Foreign Security Documents, (v) sell, assign, foreclose on, institute legal proceedings with respect to, or otherwise exercise the rights and remedies of a secured party with respect to the Foreign Subsidiary Equity Collateral and (vi) release or terminate the security interests as provided herein. In addition, for purposes of

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perfecting their respective security interests in any Pledged Instruments granted to each Agent under their respective security documents, each such Agent hereby appoints the Intercreditor Agent and Security Trustee to hold such Pledged Instruments as its agent hereunder. The execution of this Agreement by the Intercreditor Agent and Security Trustee shall be deemed an acceptance by the Intercreditor Agent and Security Trustee of the appointments made under this
SECTION 3.1 and an agreement to act as agent on behalf of each of the Agents. The Intercreditor Agent and Security Trustee shall not have any duties or responsibilities except those expressly set forth in this Agreement and the Foreign Security Documents.

          (b) Notwithstanding anything to the contrary contained herein, the role of the Intercreditor Agent and Security Trustee shall be limited to any Foreign Subsidiary Equity Collateral and the Pledged Instruments and shall not extend to any other Foreign Subsidiary Collateral or any other property or asset of the Company or any other Obligor.

          (c) Notwithstanding anything to the contrary contained herein, the Intercreditor Agent and Security Trustee shall not be required to take any action (i) which is contrary to this Agreement or the Foreign Security Documents or (ii) which is contrary to applicable law.

     Section 3.2 RECOURSE OF FOREIGN SUBSIDIARY EQUITY SECURED PARTIES. Each of the Foreign Subsidiary Equity Secured Parties acknowledges and agrees that the Intercreditor Agent and Security Trustee shall have no obligation to take any action, or refrain from taking any action, except upon instructions from any Agent in accordance with Section 3.3 hereof. Nothing contained herein shall restrict the Foreign Subsidiary Equity Secured Parties' rights to pursue remedies, by proceedings in law and equity, to collect principal or interest due under any of the Credit Documents, as applicable, or to enforce payments under and the performance of and provisions of any of the Credit Documents, as applicable, to the extent that such remedies do not relate to the Foreign Subsidiary Equity Collateral or interfere with the Intercreditor Agent and Security Trustee's right to take action hereunder or under the Foreign Security Documents.

     Section 3.3 RELIANCE BY INTERCREDITOR AGENT AND SECURITY TRUSTEE. Any request, demand, authorization, direction, notice, consent, waiver or other action permitted or required by this Agreement to be given or taken by the Foreign Subsidiary Equity Secured Parties, may be and, at the request of the Intercreditor Agent and Security Trustee, shall be embodied in and evidenced by one or more instruments satisfactory in form to the Intercreditor Agent and Security Trustee and signed by or on behalf of the Foreign Subsidiary Equity Secured Parties and, except as otherwise expressly provided in any such instrument, any such action shall become effective when such instrument or instruments shall have been delivered to the Intercreditor Agent and Security Trustee. The instrument or instruments evidencing any action (and the action embodied therein and evidenced thereby) are sometimes referred to herein as an "Act" of the persons signing such instrument or instruments. The Intercreditor Agent and Security Trustee shall be entitled to rely absolutely upon an Act of any of the Foreign Subsidiary Equity Secured Parties if such Act purports to be taken by or on behalf of any of the Foreign Subsidiary Equity Secured Parties, as applicable (including any cable, telegram, telecopy or telex). Nothing in this Section 3.3 or elsewhere in this Agreement shall be construed to require the Intercreditor Agent and Security Trustee to demonstrate that it has been authorized by the Foreign Subsidiary Equity Secured Parties to take any action which it purports to be taking, the

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Intercreditor Agent and Security Trustee being entitled to rely conclusively, and being fully protected in so relying, on any Act of the Foreign Subsidiary Equity Secured Parties. Further, the Intercreditor Agent and Security Trustee shall be entitled to absolutely rely upon any judicial order or judgment, any advice or statements of legal counsel, independent consultants and other experts selected by it in good faith and without gross negligence or willful misconduct or upon any certification, instruction, notice or other writing delivered to it in compliance with the provisions of this Agreement. Nothing in this Section 3.3 or elsewhere in this Agreement shall be construed to require the Intercreditor Agent and Security Trustee to demonstrate that it has been authorized by same to take any action which it purports to be taking, the Intercreditor Agent and Security Trustee being entitled to rely conclusively, and being fully protected in so relying, on such judicial order or judgment, or advice or statements of such legal counsel, independent consultants or other experts selected by it in good faith and without gross negligence or willful misconduct or upon any certification, instruction, notice or other writing delivered to it in compliance with the provisions of this Agreement.

     Section 3.4   EVENTS OF DEFAULT; DOCUMENTS AND COMMUNICATIONS.

          (a) The Intercreditor Agent and Security Trustee shall not be deemed to have knowledge or notice of the occurrence of a Default or an Event of Default unless (i) the Intercreditor Agent and Security Trustee has received notice from an Agent or a Obligor referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "Notice of Default", or (ii) the Intercreditor Agent and Security Trustee otherwise has actual knowledge of the occurrence of a Default or an Event of Default.

          (b)      Each Agent will be bound by the notice provisions of
Section 13.04 of the Indenture. In addition, in the event of an enforcement action, if the Intercreditor Agent and Security Trustee receives notice from an Agent or a Obligor of the occurrence of a Default or an Event of Default, the Intercreditor Agent and Security Trustee shall give prompt written notice thereof to each of the other Agents and the Company (unless such notice is delivered by the Company). If the Intercreditor Agent and Security Trustee otherwise obtains actual knowledge of the occurrence of a Default or an Event of Default in the event of an enforcement action, the Intercreditor Agent and Security Trustee shall provide written notice thereof to each of the Agents. The Intercreditor Agent and Security Trustee shall also promptly forward to the Joint Collateral Agent and each other Credit Facility Agent a copy of each document, notice, certificate, instruction or other communication received by the Intercreditor Agent and Security Trustee from any Obligor or any other party hereto.

          (c) Any Agent shall have the right to direct the Intercreditor Agent and Security Trustee to commence foreclosure actions or otherwise exercise remedies available to it with respect to the Foreign Subsidiary Equity Collateral if an Event of Default shall have occurred and is then continuing with respect to such Agent's Credit Document (such direction a "FORECLOSURE DIRECTION"). With respect to the Note Obligations and the Parity Lien Obligations this right may be exercised by either the Joint Collateral Agent, the Trustee or any Parity Lien Representative. The Intercreditor Agent and Security Trustee shall give each Agent and the Company prompt written notice of the receipt of any Foreclosure Direction. The Intercreditor Agent and Security Trustee will take such action with respect to the Foreign Subsidiary Equity Collateral as directed by a vote of a majority of the holders (all voting as a single class) of (i) the

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principal amount of all Indebtedness constituting Credit Facility Obligations,
Notes and Parity Lien Debt outstanding (the "MAJORITY HOLDERS"). Such Majority Holders may direct the time, method and place of conducting any proceeding for any right or remedy available to the Intercreditor Agent and Security Trustee, or of exercising any trust or power conferred on the Intercreditor Agent and Security Trustee, or for the appointment of a receiver, or to direct the taking or refraining from taking any action authorized by this Agreement or any Foreign Security Document; provided that such direction shall not conflict with any provision of law or this Agreement. The Intercreditor Agent and Security Trustee shall have the right to decline to follow any such direction if the Intercreditor Agent and Security Trustee, being advised by counsel, determines that the directed action is not permitted by the terms of this Agreement, the Foreign Security Documents or the Credit Documents, may not lawfully be taken or would involve it in personal liability, and the Intercreditor Agent and Security Trustee shall not be required to take any such action unless any indemnity which is required hereunder in respect of such action has been provided. The Intercreditor Agent and Security Trustee may rely on any such direction given to it by the Majority Holders and shall be fully protected, and shall under no circumstances (absent the gross negligence and willful misconduct of the Intercreditor Agent and Security Trustee ) be liable to any holder of any Secured Obligations or any other Person for taking or refraining from taking action in accordance therewith. Absent written instructions from the Majority Holders (i) at a time when a direction or notice from any Agent contemplated by this Section 3.4 shall be outstanding or (ii) in the case of an emergency in order to protect any of the Foreign Subsidiary Equity Collateral, the Intercreditor Agent and Security Trustee may take, but shall have no obligation to take, any and all such actions under the Foreign Security Documents or any of them or otherwise as it shall deem to be in the best interests of the Foreign Subsidiary Equity Secured Parties and shall give notice to each of the other Agents of any such actions taken.

          (d) Subject to Article 13 of the Indenture, any Agent may independently foreclose on or otherwise exercise its rights and remedies with respect to any Pledged Instrument and the Intercreditor Agent and Security Trustee shall cooperate with any such foreclosure or exercise of remedies.

     Section 3.5 ACTIONS WITH RESPECT TO THE COLLATERAL. Each of the Foreign Subsidiary Equity Secured Parties hereby irrevocably constitutes and appoints the Intercreditor Agent and Security Trustee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in its or his own name, from time to time in the Intercreditor Agent and Security Trustee's discretion, subject to Section 3.4(c) hereof, so long as any direction or notice contemplated by Section 3.4(c) hereof is in effect, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Agreement and the Foreign Security Documents and accomplish the purposes hereof and thereof and, without limiting the generality of the foregoing, each of the Foreign Subsidiary Equity Secured Parties hereby acknowledges that the Intercreditor Agent and Security Trustee shall have all powers and remedies set forth in the Foreign Security Documents, subject to
Section 3.4(c) hereof.

     Section 3.6 RESIGNATION OR REMOVAL OF INTERCREDITOR AGENT AND SECURITY TRUSTEE. Subject to the appointment and acceptance of a successor Intercreditor Agent and Security Trustee as provided below, (i) the Intercreditor Agent and Security Trustee may resign at any

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time by giving not less than thirty (30) days notice thereof to the Joint
Collateral Agent, the Company and each other Credit Facility Agent, (ii) if no Indebtedness with respect to Credit Facility Obligations remains outstanding, the Intercreditor Agent and Security Trustee may be removed at any time with or without cause by the Joint Collateral Agent or (iii) the Intercreditor Agent and Security Trustee may assign its role as such to any other financial institution that becomes the Administrative Agent under the Existing Credit Facility; provided, however, that such successor agent expressly agrees to be bound by the provisions hereof in a writing delivered to the Joint Collateral Agent, the Company and each other Credit Facility Agent. Upon any such resignation or removal referred to in clauses (i) and (ii) of the preceding sentence, the Joint Collateral Agent shall have the right to appoint a successor Intercreditor Agent and Security Trustee, which Intercreditor Agent and Security Trustee shall be reasonably acceptable to any other Credit Facility Agents. If no successor Intercreditor Agent and Security Trustee shall have been so appointed by the Joint Collateral Agent and shall have accepted such appointment within thirty
(30) days after the retiring Intercreditor Agent and Security Trustee's giving of notice of resignation or such removal of the retiring Intercreditor Agent and Security Trustee as provided hereunder, then the retiring Intercreditor Agent and Security Trustee may, on behalf of the Secured Parties, petition a court of competent jurisdiction for a successor or it may appoint a successor Intercreditor Agent and Security Trustee, which shall be a bank or trust company
(a) acceptable to the other Agents, (b) having a combined capital and surplus of at least $100,000,000 and (c) having offices in New York, New York. Upon the acceptance of any appointment as Intercreditor Agent and Security Trustee hereunder by a successor Intercreditor Agent and Security Trustee, (i) such successor Intercreditor Agent and Security Trustee shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Intercreditor Agent and Security Trustee, and the retiring Intercreditor Agent and Security Trustee shall be discharged from its duties and obligations hereunder, and (ii) the retiring Intercreditor Agent and Security Trustee shall, at the expense of the Company, promptly transfer all Foreign Subsidiary Equity Collateral and any Pledged Instrument within its possession or control to the possession or control of the successor Intercreditor Agent and Security Trustee and shall execute and deliver such notices, instructions and assignments as may be necessary or desirable to transfer the rights of the Intercreditor Agent and Security Trustee in respect of the Foreign Subsidiary Equity Collateral and any Pledged Instrument to the successor Intercreditor Agent and Security Trustee. After any retiring Intercreditor Agent and Security Trustee's resignation, removal or replacement hereunder as Intercreditor Agent and Security Trustee, the provisions of this ARTICLE 3 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Intercreditor Agent and Security Trustee. Upon any such resignation or removal, the former Intercreditor Agent and Security Trustee shall, at the expense of the Company, take all steps necessary to assign the Foreign Subsidiary Equity Collateral and any Pledged Instrument to the successor Intercreditor Agent and Security Trustee.

     Section 3.7   AUTHORIZATION; RELEASE OF LIENS; AMENDMENT.

          (a) The Intercreditor Agent and Security Trustee is hereby authorized by each of the other parties hereto to execute, deliver and perform each of the Foreign Security Documents.

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          (b)      Without the prior written consent of, or direction from, the
Joint Collateral Agent and each Credit Facility Agent and any consent required under Section 13.09 of the Indenture, the Intercreditor Agent and Security Trustee shall not (i) release any Foreign Subsidiary Equity Collateral or otherwise terminate any Lien under any Foreign Security Document, provided, however, that the Joint Collateral Agent and the Credit Facility Agent shall be obligated to notify the Intercreditor Agent and Security Trustee to deliver to the Company (or as otherwise directed by the Company) any Collateral (including, without limitation, any Foreign Subsidiary Equity Collateral and any Pledged Instrument) that is automatically released in accordance with the terms of the Credit Documents, (ii) consent to any amendment, modification or supplement of this Agreement or any Foreign Security Document (other than as necessary to reflect the addition of any new Qualified Credit Facility or Parity Lien Debt for which the related Credit Facility Agent or the relevant Parity Lien Representative, respectively, shall have executed and delivered a Joinder Agreement), (iii) consent to any Lien under any Foreign Security Document to which the Intercreditor Agent and Security Trustee (in its capacity as such) is a party securing obligations other than the Secured Obligations or consent to any modification of, supplement to, or waiver under any of the Foreign Security Documents to which the Intercreditor Agent and Security Trustee (in its capacity as such) is a party. Notwithstanding the foregoing, (i) if directed by the Joint Collateral Agent, the Intercreditor Agent and Security Trustee shall amend the Foreign Security Documents and/or take such other action as may be necessary to relinquish the security interest with respect to any Note Obligations or Parity Lien Obligations specified by the Joint Collateral Agent as being no longer secured by the Foreign Subsidiary Equity Collateral and (ii) if directed by any Credit Facility Agent the Intercreditor Agent and Security Trustee shall amend the Foreign Security Documents and/or take such other action as may be necessary to relinquish the security interest with respect to any Credit Facility Obligations represented by such Credit Facility Agent specified by such Credit Facility Agent as being no longer secured by the Foreign Subsidiary Equity Collateral. Except for any release authorized by both the Joint Collateral Agent and each Credit Facility Agent, no such release shall affect the security interest of any other Foreign Subsidiary Equity Secured Party. In giving any such consent, the Joint Collateral Agent shall be subject to the terms of the Collateral Agency Agreement and the Indenture and each Credit Facility Agent shall be subject to the terms of the Credit Documents to which it is a party. Notwithstanding the forgoing, whether or not so instructed by the Joint Collateral Agent and each Credit Facility Agent, the Intercreditor Agent and Security Trustee may release the security interest with respect to any Foreign Subsidiary Equity Collateral and may provide any release, termination statement or instrument of subordination required by order of a court of competent jurisdiction or otherwise required by applicable law.

          (c) For the avoidance of doubt, nothing in this SECTION 3.7, or elsewhere in this Agreement or in any other Foreign Security Document shall limit the obligations of the Obligors under any Foreign Security Document or any Credit Document, including, without limitation, any obligation of any of the Obligors to obtain any consent or approval of any of the Foreign Subsidiary Equity Secured Parties obtained or required to be obtained by the Obligor prior to any amendment or modification of, supplement to or waiver under any Foreign Security Document or Credit Document.

          (d) For the avoidance of doubt, nothing in this SECTION 3.5 or elsewhere in this Agreement or in any other Foreign Security Document or Credit Document shall limit the operation of the collateral release provisions under any Credit Document, pursuant to which the lien and security interest thereunder with respect to an item of collateral (including, without limitation, the Foreign Subsidiary Equity Collateral and any Pledged Instrument) shall be released without the consent of any Foreign Subsidiary Equity Secured Party or the Intercreditor Agent and Security Trustee to the extent and subject to the conditions, if any, specified in any Credit Document.

     Section 3.8 LIMITATIONS ON THE RESPONSIBILITY OF INTERCREDITOR AGENT AND SECURITY TRUSTEE. The Intercreditor Agent and Security Trustee shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained herein or in any Foreign Security Document, except for those made by it herein. The Intercreditor Agent and Security Trustee makes no representation as to the value or condition of the Foreign Subsidiary Equity Collateral or any part thereof, or any Pledged Instrument, as to the title of the Company to the Foreign Subsidiary Equity Collateral, as to the security afforded by this Agreement or any Foreign Security Document or, as to the validity, execution, enforceability, legality or sufficiency of this Agreement or any Foreign Security Document, and the Intercreditor Agent and Security Trustee shall incur no liability or responsibility in respect of any such matters. The Intercreditor Agent and Security Trustee shall not be responsible for insuring the Foreign Subsidiary Equity Collateral or any Pledged Instrument except as provided in the immediately following sentence when the Intercreditor Agent and Security Trustee has possession of such Foreign Subsidiary Collateral. The Intercreditor Agent and Security Trustee shall have no duty to the Company or to the Foreign Subsidiary Equity Secured Parties as to any such Foreign Subsidiary Collateral in its possession or control or in the possession or control of any agent or nominee of the Intercreditor Agent and Security Trustee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except the duty to accord such of the Foreign Subsidiary Equity Collateral and any such Pledged Instruments as may be in its possession substantially the same care as it accords its own assets and the duty to account for monies received by it. The Intercreditor Agent and Security Trustee shall not be required to ascertain or inquire as to the performance by the Company of any of the covenants or agreements contained herein or any of the Credit Documents. Neither the Intercreditor Agent and Security Trustee nor any officer, agent or representative thereof shall be personally liable for any action taken or omitted to be taken by any such person in connection with this Agreement or any Foreign Security Document except for such person's own gross negligence or willful misconduct. Neither the Intercreditor Agent and Security Trustee nor any officer, agent or representative thereof shall be personally liable for any action taken by any such person in accordance with any notice given pursuant to the terms of this Agreement. The Intercreditor Agent and Security Trustee may execute any of the powers granted under this Agreement or any of the Security Documents and perform any duty hereunder or thereunder either directly or by or through agents or attorneys-in-fact, and shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it in good faith and without gross negligence or willful misconduct.

     Section 3.9 THE INTERCREDITOR AGENT AND SECURITY TRUSTEE AND THE FOREIGN SUBSIDIARY EQUITY SECURED PARTIES. By countersigning this Agreement, the
Company agrees to reimburse the Intercreditor Agent and Security Trustee, on demand, for any reasonable costs, fees, disbursements, losses and other out-of-pocket expenses (including reasonable attorney's and other professionals' fees and disbursements and compensation of agents) incurred by the

Intercreditor Agent and Security Trustee, arising out of, in any way connected with, or as a result of, the execution or delivery of this Agreement or any Foreign Security Document or any agreement or instrument contemplated hereby or thereby or the performance by the parties hereto or thereto of their respective obligations hereunder or thereunder or in connection with the enforcement or protection of the rights of the Intercreditor Agent and Security Trustee and/or the Foreign Subsidiary Equity Secured Parties hereunder or under the Foreign Security Documents, (ii) to indemnify and hold harmless the Intercreditor Agent and Security Trustee and its directors, officers, employees and agents, on demand, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Intercreditor Agent and Security Trustee in its capacity as the Intercreditor Agent and Security Trustee or any of them in any way relating to or arising out of this Agreement or any Foreign Security Document or any action taken or omitted by them under this Agreement or any Foreign Security Document, provided that the Company shall not be liable to the Intercreditor Agent and Security Trustee or its directors, officers, employees and agents for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Intercreditor Agent and Security Trustee or any of its directors, officers, employees or agents as determined by a final non-appealable order of a court of competent jurisdiction; and (iii) to indemnify and hold harmless the Intercreditor Agent and Security Trustee, on demand, from and against any and all liabilities which may be imposed on or incurred by any of the Intercreditor Agent and Security Trustee (in its capacity as Intercreditor Agent and Security Trustee) for the net amount of taxes (after taking into account any deduction, credit or other tax reduction or benefit available by reason of the imposition of any such tax) imposed with respect to the Foreign Subsidiary Equity Collateral or any Pledged Instrument in any jurisdiction in which the Intercreditor Agent and Security Trustee would not otherwise be subject to tax except by reason of its acting under this Agreement or the Foreign Security Documents (directly or through agents); provided that such indemnification for taxes (A) shall apply only in respect of taxes attributable to the performance of the Intercreditor Agent and Security Trustee's obligations hereunder imposed with respect to the Foreign Subsidiary Equity Collateral or any Pledged Instrument and (B) shall in no event cover any federal, state, local or other taxes imposed upon any of the Intercreditor Agent and Security Trustee with respect to or measured by its gross or net income or profits. A statement by the Intercreditor Agent and Security Trustee that is submitted to the Company with respect to the amount of such expenses and containing a reasonable description thereof and/or the amount of its indemnification obligation shall be prima facie evidence of the amount thereof owing to the Intercreditor Agent and Security Trustee.

     Section 3.10 INTERCREDITOR AGENT AND SECURITY TRUSTEE AS A FOREIGN SUBSIDIARY EQUITY SECURED PARTY. In its individual capacity and in its capacity as an Agent, Fleet Capital Corporation shall have the same obligations and the same rights, powers and privileges as it would have had were it not also the Intercreditor Agent and Security Trustee.

     Section 3.11 EXPENSES AND INDEMNIFICATION BY FOREIGN SUBSIDIARY EQUITY SECURED PARTIES. Each of the Foreign Subsidiary Equity Secured Parties agree (i) to reimburse the Intercreditor Agent and Security Trustee, on demand, in the amount of its pro rata share, for any costs, fees, disbursements, losses and other out of pocket expenses (including reasonable attorney's and other professionals' reasonable fees and disbursements and compensation of agents) referred to in Sections 3.6, 3.9 and 5(1) which shall not have been reimbursed or paid by the Company or paid from the proceeds of Foreign Subsidiary Equity Collateral as provided herein and (ii) to indemnify and hold harmless the Intercreditor Agent and Security Trustee and its directors, officers, employees and agents, on demand, in the amount of its pro rata share, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements referred to in Section 3.9, to the extent the same shall not have been reimbursed by the Company or paid from the proceeds of Foreign Subsidiary Equity Collateral as provided herein; provided that no Foreign Subsidiary Equity Secured Party shall be liable to the Intercreditor Agent and Security Trustee for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Intercreditor Agent and Security Trustee or any of its directors, officers, employees or agents as determined by a final non-appealable order of a court of competent jurisdiction. Notwithstanding the foregoing, the obligation of the Foreign Subsidiary Equity Secured Parties under this Section
3.11 shall be limited to the any collateral securing any Secured Obligations and in no event will any Foreign Subsidiary Equity Secured Party be personally liable for any amounts owing under this Section 3.11.

                                   ARTICLE 4.
           ADMINISTRATION OF THE FOREIGN SUBSIDIARY EQUITY COLLATERAL

          The Intercreditor Agent and Security Trustee shall hold the Foreign Subsidiary Equity Collateral and any Lien thereon for the benefit of the Agents and the other Foreign Subsidiary Equity Secured Parties pursuant to the terms of this Agreement and the Foreign Security Documents. The Intercreditor Agent and Security Trustee shall administer, or direct the administration of, the Foreign Subsidiary Equity Collateral in the manner contemplated by the Foreign Security Documents and herein. The Intercreditor Agent and Security Trustee shall exercise such rights and remedies with respect to the Foreign Subsidiary Equity Collateral as are granted to it under the Foreign Security Documents and applicable law in the manner contemplated herein and therein.

                                   ARTICLE 5.
                             APPLICATION OF PROCEEDS

          Subject to Article 13.03(3) and (4) of the Indenture, with respect to any cash dividends and distributions, following the occurrence of an Event of Default the proceeds of any collection, sale or other realization of all or any part of the Foreign Subsidiary Equity Collateral pursuant to the Foreign Security Documents, and any other cash at the time of such collection, sale or other realization held by or on behalf of the Intercreditor Agent and Security Trustee under the Foreign Security Documents or this ARTICLE 5, shall be applied by the Intercreditor Agent and Security Trustee in the following order or priority and, with the exception of CLAUSE (1) below, shall be based upon information furnished to the Intercreditor Agent and Security Trustee by the appropriate Agent:

          (1) FIRST, to the payment of (a) all reasonable costs, fees, disbursements and expenses (including attorney's fees and other professional fees) (1) relating to the collection of such proceeds, (2) for the exercise, protection or enforcement by the

     Intercreditor Agent and Security Trustee of all or any rights, remedies, powers and privileges of the Intercreditor Agent and Security Trustee under any of the Foreign Security Documents or in respect of the Foreign Subsidiary Equity Collateral or in support of any provision of adequate indemnity to the Intercreditor Agent and Security Trustee against any taxes or liens which by law shall have, or may have, priority over the rights of the Intercreditor Agent and Security Trustee to such proceeds and (3) the collection of all amounts owing hereunder, including attorneys' fees and disbursements and the reasonable compensation of the Intercreditor Agent and Security Trustee for services rendered in connection therewith or in connection with any proceeding to sell if a sale is not completed, in each case, whether arising hereunder or under the Foreign Security Documents,
     (b) all charges, expenses and advances incurred or made by the Intercreditor Agent and Security Trustee in order to protect the Liens of the Foreign Security Documents or the security afforded thereby, and (c) all liabilities (including those specified in clauses (a) and (b) immediately above) incurred by the Intercreditor Agent and Security Trustee regardless of whether such liabilities arise out of the sale of Foreign Subsidiary Equity Collateral or the collection of amounts owing hereunder;

          (2) SECOND, Equally and Ratably to the respective Agents as further provided in Section 13 of the Indenture which is incorporated herein by reference; and

          (3) THIRD, upon payment in full of all Secured Obligations, to the Company or other applicable Obligor, or their successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

          As used in this ARTICLE 5, "proceeds" of Foreign Subsidiary Equity Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Foreign Subsidiary Equity Collateral, including, without limitation, any cash, securities and other property received under any reorganization, liquidation or adjustment of indebtedness of the

                                   ARTICLE 6.
                                     JOINDER

          Each of the parties hereto acknowledges that any Agent for any Qualified Credit Facility will execute a Joinder Agreement confirming that it and the holders of the Secured Obligations that it represents is bound by the provisions hereof and of Article 13 of the Indenture and the Intercreditor Agent and Security Trustee shall countersign such Joinder Agreement whereupon such Agent on behalf of itself and any holder of any Secured Obligation represented thereby shall be entitled to the benefits of this Agreement and the Foreign Security Documents. By becoming a party to the Collateral Agency Agreement, the Trustee is, and each Parity Lien Representative will become, a third party beneficiary hereof and may rely on and enforce the provisions hereof.

                                   ARTICLE 7.
                                  MISCELLANEOUS

     Section 7.1 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

     Section 7.2 DELAY AND WAIVER. No failure on the part of any Agent to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall impair any such right, power or remedy of the Agents nor shall it operate as a waiver thereof; nor shall any single or partial exercise by any Agent or any of its nominees or representatives of any right, power or remedy hereunder preclude any other or future exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

     Section 7.3 COSTS AND EXPENSES. Except for reimbursement of the expenses specified in Sections 3.6, 3.9 and 5(1) out of the proceeds of any Foreign Subsidiary Equity Collateral, the Intercreditor Agent and Security Trustee shall receive no payment for its role hereunder and shall not otherwise be entitled to any reimbursement of costs and expenses.

     Section 7.4 NOTICES. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three (3) Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed (a) in the case of parties to this agreement on the date hereof, as follows and (b) in the case of any Parity Lien Representative, as specified in the related Joinder Agreement.

          If to the Company:

          Hexcel Corporation
          Two Stamford Plaza
          281 Tressler Boulevard
          Stamford, CT 06901
          203-358-3972
          Attn: Ira Krakower, General Counsel

          If to the Intercreditor Agent and Security Trustee or the Existing Facility Agent:

          Fleet Capital Corporation
          North East Loan Administration
          200 Glastonbury Blvd.
          Glastonbury, Connecticut  06033
          Attention: Edgar Ezerins

          With copy to:

          Bingham McCutchen LLP
          150 Federal Street
          Boston, MA 02110
          Attention: Matthew F. Furlong

          If to the Joint Collateral Agent:

          HSBC Bank USA
          452 5th Avenue
          New York, New York 10018-2706
          212-525-1398
          Attn: Deirdre N. Ross, Issuer Services

          If to the Trustee:

          Wells Fargo Bank Minnesota, National Association
          213 Court Street, Suite 703
          Middletown, CT 06457
          860-704-6216
          Attn: Robert Reynolds, Vice President

          Any party may hereafter notify the other parties hereto of a change in its notice address.

     Section 7.5 HEADINGS. Paragraph headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.

     Section 7.6 COUNTERPARTS. This Agreement may be executed in one or more duplicate counterparts and when signed by all of the parties listed below shall constitute a single binding agreement.

     Section 7.7 GOVERNING LAW. This Agreement shall be governed by the laws of the State of New York of the United States of America and shall for all purposes be governed by and construed in accordance with the laws of such state without regard to the conflict of law rules thereof other than Section 5-1401 of the New York General Obligations Law.

     Section 7.8 CONSENT TO JURISDICTION. Any legal action or proceeding by or against any party hereto with respect to or arising out of this Agreement may be brought in or removed to the courts of the State of New York, in and for the County of New York, or of the United States of America for the Southern District of New York. By execution and delivery of this Agreement, the Company accepts, for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts for legal proceedings arising out of or in connection with this Agreement and irrevocably consents to receive service of process at the address set forth in Section 7.4 herein. Nothing herein shall affect the right to serve process in any other manner permitted by law or any right to bring legal action or proceedings in any other competent jurisdiction, including judicial or non-judicial foreclosure of real property interests which are part of the Foreign Subsidiary Equity Collateral. Each party hereto hereby waives any right to stay or dismiss any action or proceeding under or in connection with this Agreement or any other Security Document brought before the foregoing courts on the basis of forum non-conveniens or improper venue.

     Section 7.9 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE OTHER PARTIES HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTIES TO ENTER INTO THIS AGREEMENT.

     Section 7.10 ENTIRE AGREEMENT. This Agreement and any agreement, document or instrument attached hereto or referred to herein integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral negotiations and prior writings in respect to the subject matter hereof. In the event of any conflict between the terms, conditions and provisions of this Agreement and any such agreement, document or instrument, the terms, conditions and provisions of this Agreement shall prevail.

     Section 7.11 SEVERABILITY. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the parties hereto shall enter into good faith negotiations to replace the invalid, illegal or unenforceable provision with a view to obtaining the same commercial effect as this Agreement would have had if such provision had been legal, valid and enforceable.

     Section 7.12 CONSENT TO LICENSE AGREEMENT. With reference to Section 13.05 of the Indenture, the Joint Collateral Agent and the Trustee hereby (a) consent to the Company, its Domestic Subsidiaries and the Existing Credit Facility Agent entering into the License Agreement, dated as the date hereof, pursuant to which the Company and its Domestic Subsidiaries have, among other things, granted to the Existing Credit Facility Agent a license to use certain intellectual property and other rights of the Company and its Domestic Subsidiaries and (b) agree that the enforcement by the Joint Collateral Agent of any rights with respect to such intellectual property and other rights shall not impair the Existing Credit Facility Agent's (or any successor Credit Facility Agent's) exercise of its rights under such License Agreement. Notwithstanding the foregoing, the consent of the Joint Collateral Agent and the Trustee to such License Agreement shall only apply to the extent that such License Agreement provides for a non-exclusive royalty-free license to the Credit Facility Agent to use certain of the Company's and its Domestic Subsidiaries' inventions and the intellectual property rights embodied therein, certain inventions and intellectual property licensed to the Company and its Domestic Subsidiaries, in connection with the enforcement of its security interest upon any inventory constituting collateral of the Existing Credit Facility Agent.

     Section 7.13 QUALIFIED CREDIT FACILITY. The parties hereto acknowledge and agree that by virtue of duly authorizing, executing and delivering this Agreement, the Existing Credit Facility shall constitute a Qualified Credit Facility as defined in the Indenture.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Intercreditor & Agency Agreement to be executed by their respective officers or representatives hereunto duly authorized as of the day and year first above written.


                                     HEXCEL CORPORATION
                                     as Company


                                     By:/s/ Stephen C. Forsyth
                                        ---------------------------------------
                                        Name: Stephen C. Forsyth
                                        Title: Executive Vice President
                                               and Chief Financial Officer

                                     FLEET CAPITAL CORPORATION
                                     as Intercreditor Agent and Security Trustee


                                     By:/s/ Edgar Ezerins
                                        ---------------------------------------
                                        Name: Edgar Ezerins
                                        Title: Senior Vice President

                                     FLEET CAPITAL CORPORATION
                                     as Existing Facility Agent


                                     By:/s/ Edgar Ezerins
                                        ---------------------------------------
                                        Name: Edgar Ezerins
                                        Title: Senior Vice President


                                     HSBC BANK USA
                                     as Joint Collateral Agent


                                     By:/s/ Deirdra N. Ross
                                        ---------------------------------------
                                        Name: Deirdra N. Ross
                                        Title: Assistant Vice President


                                     WELLS FARGO BANK MINNESOTA, NATIONAL
                                     ASSOCIATION, as Trustee


                                     By:/s/ FRANK MCDONALD
                                        ---------------------------------------
                                        Name: Frank McDonald
                                        Title: Vice President